SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        July 8, 2002
                                                --------------------------------



                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact name of registrant as specified in its charter)



      Delaware                          333-83986               13-3291626
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)



   1585 Broadway, New York, New York                                   10036
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code       (212) 296-7000
                                                  ------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter dated March 9, 1995 issued by the Securities and Exchange Commission (the "Commission") to the Public Securities Association (the "PSA")) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley Dean Witter Capital I Inc. Trust 2002-HE2, Mortgage Pass-Through Certificates, Series 2002-HE2 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-83986) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

            Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Collateral Term Sheets prepared by Morgan Stanley & Co. Incorporated in connection with Morgan Stanley Dean Witter Capital I Inc. Trust 2002-HE2, Mortgage Pass-Through Certificates, Series 2002-HE2.

            (99.2) Collateral Term Sheets prepared by Morgan Stanley & Co. Incorporated in connection with Morgan Stanley Dean Witter Capital I Inc. Trust 2002-HE2, Mortgage Pass-Through Certificates, Series 2002-HE2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MORGAN STANLEY DEAN WITTER
                                          CAPITAL I INC.



Date:  July 9, 2002
                                          By: /s/ Cecilia Tarrant
                                              ----------------------------------
                                              Name:  Cecilia Tarrant
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99.1)                  Collateral Term Sheets                         (E)
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with Morgan
                        Stanley Dean Witter Capital I Inc. Trust
                        2002-HE2, Mortgage Pass-Through
                        Certificates, Series 2002-HE2.

(99.2)                  Collateral Term Sheets                         (E)
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with Morgan
                        Stanley Dean Witter Capital I Inc. Trust
                        2002-HE2, Mortgage Pass-Through
                        Certificates, Series 2002-HE2.